                        TOYOTA MOTOR CREDIT CORPORATION
             SERVICER'S CERTIFICATE - TOYOTA AUTO LEASE TRUST 1997-A
                     DISTRIBUTION DATE OF FEBRUARY 26, 2001
     FOR THE COLLECTION PERIOD OF JANUARY 1, 2001 THROUGH JANUARY 31, 2001


POOL DATA - ORIGINAL DEAL PARAMETERS
     Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
     Discounted Principal Balance                                              1,231,231,519.20
     Servicer Advance                                                              2,825,418.78
     Servicer Payahead                                                             1,580,862.05
     Number of Contracts                                                                 56,340
     Weighted Average Lease Rate                                                           7.66%
     Weighted Average Remaining Term                                                       35.8
     Servicing Fee Percentage                                                              1.00%

POOL DATA - CURRENT MONTH
     Aggregate Net Investment Value                                              160,949,724.78
     Discounted Principal Balance                                                151,763,177.99
     Servicer Advances                                                             1,156,804.92
     Servicer Pay Ahead Balance                                                    2,462,712.91
     Maturity Advances Outstanding                                                 9,530,172.82
     Number of Current Contracts                                                          9,844
     Weighted Average Lease Rate                                                           8.32%
     Weighted Average Remaining Term                                                        8.8



RESERVE FUND:
  Initial Deposit Amount                                                          30,780,787.98
  Specified Reserve Fund Percentage                                                       4.425%
  Specified Reserve Fund Amount                                                   54,481,994.72


                                                  Class A           Class B            Total
                                                   Amount            Amount            Amount
                                             ---------------      ------------     -------------
  Beginning Balance                            29,667,806.09      1,227,656.25     30,895,462.34
  Withdrawal Amount                               584,487.88                 -        584,487.88
  Cash Capital Contribution                                -                                   -
  Transferor Excess                               110,448.59                          110,448.59
                                             ---------------------------------------------------
  Reserve Fund Balance Prior to Release        29,193,766.80      1,227,656.25     30,421,423.05
  Specified Reserve Fund Balance               53,254,338.47      1,227,656.25     54,481,994.72
                                             ---------------------------------------------------
  Release to Transferor                                    -                 -                 -
  Ending Reserve Fund Balance                  29,193,766.80      1,227,656.25     30,421,423.05
  Prior Cumulative Withdrawal Amount           37,729,569.95                 -     37,729,569.95
  Cumulative Withdrawal Amount                 38,314,057.83                 -     38,314,057.83



LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                  Vehicles
                                                               --------
  Liquidated Contracts                                            53
  Discounted Principal Balance                                                       816,757.62
  Net Liquidation Proceeds                                                          (509,953.34)
  Recoveries - Previously Liquidated Contracts                                       (72,127.97)
                                                                           ---------------------
  Aggregate Credit Losses for the Collection Period                                  234,676.31
                                                                           =====================
  Cumulative Credit Losses for all Periods                                        18,505,205.69
                                                                           =====================
  Repossessed in Current Period                                   22

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                        Annualized Average
FOR EACH COLLECTION PERIOD:                                                     Charge-Off Rate
  Second Preceding Collection Period                                                       1.71%
  First Preceding Collection Period                                                        0.57%
  Current Collection Period                                                                1.68%

CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                        1.32%
Charge-off Rate Indicator ( > 1.25%)                                               CONDITION MET


DELINQUENT CONTRACTS:                            Percent    Accounts    Percent       ANIV
                                                 -------    --------    -------       ----
  31-60 Days Delinquent                           4.02%       396        4.01%     6,451,667.40
  61-90 Days Delinquent                           0.73%        72        0.87%     1,398,119.25
  Over 90 Days Delinquent                         0.10%        10        0.10%       156,412.38
                                                         -------------          ---------------
  Total Delinquencies                                         478                  8,006,199.03
                                                         =============          ===============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                       0.40%
  First Preceding Collection Period                                                        0.58%
  Current Collection Period                                                                0.83%

CONDITION (II) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                      0.60%
  Delinquency Percentage Indicator ( > 1.25%)                                  CONDITION NOT MET


RESIDUAL VALUE (GAIN) LOSS:                                    Vehicles
                                                               --------
  Matured Lease Vehicle Inventory Sold                           330               6,202,659.77
  Net Liquidation Proceeds                                                        (5,481,992.72)
                                                                           ---------------------
  Net Residual Value (Gain) Loss                                                     720,667.05
                                                                           =====================
  Cumulative Residual Value (Gain) Loss all periods                               54,455,826.45
                                                                           =====================

                                                                         Average       Average
                                       Number    Scheduled    Sale   Net Liquidation   Residual
MATURED VEHICLES SOLD FOR               Sold    Maturities   Ratio      Proceeds        Value
EACH COLLECTION PERIOD:                 ----    ----------   -----      --------        -----
  Second Preceding Collection Period     308        98      100.00%     15,013.25     18,085.36
  First Preceding Collection Period      267        283      94.35%     16,196.51     19,606.53
  Current Collection Period              330        456      72.37%     16,612.10     19,910.63
  Three Month Average                                                   15,945.35     19,199.72

                                                                                       ---------
    Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value       83.05%
                                                                                       ---------


                                                               CURRENT PERIOD
CONDITION (III) (RESIDUAL VALUE TEST)                           AMOUNT/RATIO       TEST MET?
---------------                                                 ------------       ---------
   a) Number of Vehicles Sold > 25%
      of Scheduled Maturities                                      72.37%             YES

   b) Number of Scheduled Maturities > 500                          456               NO

   c) 3 Month Average Matured Leased Vehicle Proceeds
      < 75% of Avg. Residual Values                                83.05%             NO

   Residual Value Indicator (condition met if tests
     a, b and c = YES)                                                         CONDITION NOT MET


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of February 26, 2001 for the Collection Period of
                    January 1, 2001 through January 31, 2001


                                                                                      Certificate Balance          Class A1
                                                                                      -------------------          --------
                                                                         Total       Percent        Balance        Balance
------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                             98.00%
  Interest Collections                                              1,219,350.40
  Net Investment Income                                                15,086.90
  Non-recoverable Advances                                            (49,930.89)
                                                                 ---------------
  Available Interest                                                1,184,506.41                 1,145,102.05             -
  Class A1, A2, A3 Notional Interest Accrual Amount                  (391,031.25)                 (391,031.25)            -
  Unreimbursed A1, A2, A3 Interest Shortfall                                -                            -                -
  Interest Accrual for Adjusted Class B Certificate Bal.             (415,406.25)                 (415,406.25)
  Class B Interest Carryover Shortfall                                      -                            -
  Servicer's Fee                                                     (145,766.50)                 (140,854.80)
  Capped Expenses                                                     (43,483.80)                  (42,018.58)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                        -                            -
  Uncapped Expenses                                                         -                            -
                                                                 ---------------              ---------------
  Total Unallocated Interest                                          188,818.61                   155,791.17
  Excess Interest to Transferor                                             -                     (155,791.17)
                                                                                              ---------------
                                                                 ---------------
       Net Interest Collections Available                             188,818.61                         -
                                                                 ---------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                       (923,152.43)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                       -

  DEPOSIT TO RESERVE FUND:                                            110,448.59

  WITHDRAWAL FROM RESERVE FUND:                                       584,487.88
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                         260,294.53
  NET WITHDRAWAL FROM THE RESERVE FUND:                               474,039.29

PRINCIPAL:
  Current Loss Amount                                                (955,343.36)                 (923,152.43)            -
  Loss Reimbursement from Transferor                                  338,664.55                   338,664.55             -
  Loss Reimbursement from Reserve Fund                                584,487.88                   584,487.88             -
                                                                 ---------------              ---------------  ---------------
      Total                                                           (32,190.93)                                         -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
  Ending Balance                                                            -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                                 ---------------
  Ending Balance                                                            -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                                 ---------------
  Ending Balance                                                            -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                         -
  Current increase (decrease)                                               -
                                                                 ---------------
  Ending Balance                                                           -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                    13,677,584.38                         -                -
  Allocations - Current Period                                              -                            -                -
  Allocations - Accelerated Principal Distribution                          -                            -                -
  Allocations - Not Disbursed Beginning of Period                           -                            -                -
  Allocations - Not Disbursed End of Period                                 -                            -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -                            -                -
  Allocations - Current Period                                        806,437.50                   806,437.50             -
  Allocations - Not Disbursed Beginning of Period                   3,225,750.00                 3,225,750.00             -
  Allocations - Not Disbursed End of Period                         4,032,187.50                 4,032,187.50             -
DUE TO TRUST - CURRENT PERIOD:                                                                           -
  Total Deposit to/ (Withdrawal from) Reserve Fund                   (474,039.29)
  Due To Trust                                                     14,468,934.98                   791,350.60             -
                                                                 ---------------              ---------------  ---------------
     Total Due To Trust                                            13,994,895.69                   791,350.60             -


                                                                     Class A2        Class A3          Class B
                                                                     --------        --------          -------
                                                                     Balance         Balance           Balance
--------------------------------------------------------------------------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                        -          568,254.94         576,847.11
  Class A1, A2, A3 Notional Interest Accrual Amount                         -         (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                                -                -
  Interest Accrual for Adjusted Class B Certificate Bal.                                                 (415,406.25)
  Class B Interest Carryover Shortfall                                                                          -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                            -
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor


       Net Interest Collections Available

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:
  ACCELERATED PRINCIPAL DISTRIBUTION:

  DEPOSIT TO RESERVE FUND:

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                       -         (923,152.43)              -
  Loss Reimbursement from Transferor                                        -          338,664.55               -
  Loss Reimbursement from Reserve Fund                                      -          584,487.88               -
                                                                 ---------------  ---------------    ---------------
      Total                                                                 -                -                  -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -                -                  -
  Allocations - Current Period                                              -                -                  -
  Allocations - Accelerated Principal Distribution                          -                -                  -
  Allocations - Not Disbursed Beginning of Period                           -                -                  -
  Allocations - Not Disbursed End of Period                                 -                -                  -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -                -                  -
  Allocations - Current Period                                              -          391,031.25         415,406.25
  Allocations - Not Disbursed Beginning of Period                           -        1,564,125.00       1,661,625.00
  Allocations - Not Disbursed End of Period                                 -        1,955,156.25       2,077,031.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                              -          383,544.40         407,806.20
                                                                 ---------------  ---------------    ---------------
     Total Due To Trust                                                     -          383,544.40         407,806.20


                                                                       Transferor Interest
                                                                    Interest         Principal
---------------------------------------------------------------------------------------------------
INTEREST:                                                            2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                   39,404.36
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                       (4,911.70)
  Capped Expenses                                                      (1,465.22)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                        -
                                                                 ---------------
  Total Unallocated Interest                                           33,027.44
  Excess Interest to Transferor                                       155,791.17
                                                                 ---------------

       Net Interest Collections Available                             188,818.61

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                       (923,152.43)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                       -
                                                                 ---------------
  DEPOSIT TO RESERVE FUND:                                           (734,333.82)
                                                                 ---------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                                    (32,190.93)
  Loss Reimbursement from Transferor                                 (338,664.55)
  Loss Reimbursement from Reserve Fund
                                                                                    ---------------
      Total                                                                 -            (32,190.93)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                       13,677,584.38
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                              -         13,677,584.38
                                                                 ---------------    ---------------
     Total Due To Trust                                                     -         13,677,584.38

                                                                                Certificate Balance
                                                                                -------------------
                                                             Total            Percent        Balance
---------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                 1,231,231,519.20
Discounted Principal Balance                          1,231,231,519.20
Initial Notional/Certificate Balance                              -           100.00%   1,206,600,000.00
Percent of ANIV                                                                                    98.00%
Certificate Factor                                                                             1.0000000
Notional/Certificate Rate
Target Maturity Date
Servicer Advance                                          2,825,418.78
Servicer Payahead                                         1,580,862.05
Number of Contracts                                             56,340
Weighted Average Lease Rate                                       7.66%
Weighted Average Remaining Term                                   35.8
Servicing Fee Percentage                                          1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                          174,919,794.62
Maturity Advances Outstanding                            23,207,757.20
ANIV Net of Maturity Advance **                         151,712,037.42
Discounted Principal Balance                            166,336,549.10
Notional/Certificate Balance                                                              146,600,000.00
Adjusted Notional/Certificate Balance                                                     146,600,000.00
Percent of ANIV                                                                                    96.63%
Certificate Factor                                                                             1.0000000
Servicer Advances                                         1,343,793.64
Servicer Pay Ahead Balance                                2,508,498.70
Number of Current Contracts                                     10,537
Weighted Average Lease Rate                                      8.27%
Weighted Average Remaining Term                                    9.0

POOL DATA CURRENT MONTH
Aggregate Net Investment Value                          160,949,724.78
Maturity Advances Outstanding                             9,530,172.82
ANIV Net of Maturity Advance **                         151,419,551.96
Discounted Principal Balance                            151,763,177.99
Notional/Certificate Balance                                                              146,600,000.00
Adjusted Notional/Certificate Balance                                                     146,600,000.00
Percent of ANIV                                                                                    96.82%
Certificate Factor                                                                             1.0000000
Servicer Advances                                         1,156,804.92
Servicer Pay Ahead Balance                                2,462,712.91
Number of Current Contracts                                      9,844
Weighted Average Lease Rate                                      8.32%
Weighted Average Remaining Term                                    8.8
Prior Certificate Interest Payment Date                 September 25, 2000
Next Certificate Interest Payment Date                     March 26, 2001       ** Strictly for purposes of calculating
                                                                                   Transferors Interest.


                                                                Class A1                         Class A2
                                                      -----------------------------      --------------------------
                                                      Percent              Balance       Percent           Balance
------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                    33.98%        410,000,000.00       53.87%        650,000,000.00
Percent of ANIV                                                                33.30%                             52.79%
Certificate Factor                                                         1.0000000                          1.0000000
Notional/Certificate Rate                                                     6.2000%                            6.3500%
Target Maturity Date                                              September 27, 1999                 September 25, 2000
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                                                    -                                  -
Adjusted Notional/Certificate Balance                                           -                                  -
Percent of ANIV                                                                 0.00%                              0.00%
Certificate Factor                                                              -                                  -
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                                                    0.00                               0.00
Adjusted Notional/Certificate Balance                                           0.00                               0.00
Percent of ANIV                                                                 0.00%                              0.00%
Certificate Factor                                                              -                                  -
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date


                                                   Class A3                          Class B              Transferor Interest
                                           -----------------------         -------------------------      -------------------
                                           Percent         Balance         Percent           Balance           Balance
------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance       6.03%       72,750,000.00       6.12%         73,850,000.00     24,631,519.20
Percent of ANIV                                                 5.91%                             6.00%             2.00%
Certificate Factor                                         1.0000000                         1.0000000
Notional/Certificate Rate                                     6.4500%                           6.7500%
Target Maturity Date                                  March 26, 2001                September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                           72,750,000.00                     73,850,000.00      5,112,037.42
Adjusted Notional/Certificate Balance                  72,750,000.00                     73,850,000.00      5,112,037.42
Percent of ANIV                                                47.95%                            48.68%             3.37%
Certificate Factor                                         1.0000000                         1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                           72,750,000.00                     73,850,000.00      4,819,551.96
Adjusted Notional/Certificate Balance                  72,750,000.00                     73,850,000.00      4,819,551.96
Percent of ANIV                                                48.05%                            48.77%             3.18%
Certificate Factor                                         1.0000000                         1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date



CURRENT MONTH COLLECTION ACTIVITY                              Vehicles
                                                               --------
Principal Collections                                                              2,180,109.77
Prepayments in Full                                              304               4,680,287.70
Reallocation Payment                                              6                   90,254.98
Interest Collections                                                               1,219,350.40
Net Liquidation Proceeds and Recoveries                                              582,081.31
Net Liquidation Proceeds - Vehicle Sales                                           5,481,992.72
Non-Recoverable Advances                                                              (49,930.89)
                                                                                  ---------------
Total Available                                                                    14,184,145.99



CAPPED AND UNCAPPED EXPENSES:                               Amount                Annual Amount
                                                           ----------            --------------
Total Capped Expenses Paid                                 43,483.80                  43,483.80
Total Uncapped Expenses Paid
                                                                -                           -
Capped and Uncapped Expenses Due                                -                           -
SERVICER'S FEE DUE:
Servicer's Fee Shortfall Carryforward                           -
Servicer's Fee Due Current Period                          145,766.50
Servicer's Fee Paid                                        145,766.50
Servicer's Fee Balance Due                                      -
 SUPPLEMENTAL SERVICER'S FEES                               36,132.38

REVOLVING PERIOD:                                              Vehicles                Amount
                                                               --------               -------
Beginning Unreinvested Principal Collections
Principal Collections & Liquidated Contracts
Allocation to Subsequent Contracts                                0                         -
Ending Unreinvested Principal Collections



I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Robert Woodie
----------------------------------------
Robert Woodie, National Treasury Manager


                                     Page 3